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                       MODIFICATION AND TERMINATION AGREEMENT
                                  AND MUTUAL RELEASE

    This Agreement is made as of November 12, 1996 by and among General Surgical Innovations, Inc., a California corporation ("GSI"), and United States Surgical Corporation, a Delaware corporation ("USSC").

    WHEREAS, GSI and USSC have entered into a certain Distributorship Agreement dated as of March 9, 1994, as amended (the "Distributorship Agreement"); and

    WHEREAS, GSI and USSC wish to modify and terminate the Distributorship Agreement and agree to a mutual release as set forth below.

    The parties agree that as of the date of this Agreement set forth above (the "Effective Date"):

    1.1 MODIFICATION AND TERMINATION. Subject to the provisions set forth below, GSI and USSC hereby agree to terminate the Distributorship Agreement. Upon execution of this Agreement, USSC shall not be obligated to purchase, and GSI shall not be obligated to supply, any products, including, but not limited to, the products set forth on EXHIBIT A hereto. The parties further agree to amend Section 11.3 of the Distributorship Agreement such that USSC shall have the right (to the extent permitted under applicable laws and regulations) to sell its existing inventory of products purchased from GSI until [************ *********].

    1.2 This Agreement will be effective on the date it is executed by both parties (the "Termination Date"). Within [********] days after the Termination Date, USSC shall pay in full the amount set forth in the EXHIBIT B and thereafter shall no longer owe any amounts to GSI. USSC shall have no right to [**********] under the Distributorship Agreement after the Termination Date.

    2.0 ACKNOWLEDGMENT OF INTELLECTUAL PROPERTY RIGHTS . Each party acknowledges that it has no rights, claims or interests in the other party's intellectual property rights except as set forth in the Distributorship Agreement.

    3.0 MUTUAL RELEASE. Except for warranty and indemnity obligations of the parties (as set forth in Articles 4.4 and 7 of the Distributorship Agreement, respectively), GSI and USSC, on behalf of itself, each of its past and present affiliates, representatives, successors, assigns and transferees does hereby release, discharge and acquit forever such other party and such party's affiliates, successors, assigns and transferees from any and all demands, claims or other liabilities (or potential demands, claims or liabilities) of every kind and character whatsoever, arising in connection with any rights, obligations, duties or interests arising under the Distributorship Agreement occurring on or prior to the date of this Agreement, whether known or unknown, suspected or unsuspected and each expressly waives the benefits of Section 1542 of the California Civil Code which provides that:


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         "A GENERAL RELEASE DOES NOT EXTEND THE RELEASE TO CLAIMS WHICH
         THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

    Each of GSI and USSC understands and acknowledges the significance and consequences of such specific waiver of Section 1542, and hereby assumes full responsibilities for any injuries, damages or losses that each may incur as a result of such waiver.

    4.0 SURVIVAL OF CERTAIN TERMS. USSC and GSI acknowledge and agree that the following provisions survive the termination of the Distributorship
Agreement: Sections 2.1(e), 3.7, 3.8, 4.4, the last two sentences of 5.2, 5.3, 5.4, 5.5, 6.1, 6.4, 6.5, 6.6, 6.7, 6.8, 6.12, 7.1, 8.2, 8.3, 10.1, 10.2, 10.3,
11.3 [*******************************************************************
****] in Section 1.1 above), 13.1, 13.2, 13.3, 14.1, 14.2, 14.3, 14.4, 14.5,
14.6, 14.7, 14.8.

    5.0 CLARIFICATION OF ARTICLE 11.2. USSC and GSI acknowledge and agree that the Distribution Agreement is being terminated by mutual agreement and not pursuant to Sections 11.2(e) or 11.2(f) and therefore the parties agree that the restriction on USSC contained in the last unnumbered paragraph of Article 11.2 does not apply.

    IN WITNESS WHEREOF, the undersigned GSI and USSC have duly executed this Agreement as of the date first set forth above.

GENERAL SURGICAL INNOVATIONS, INC.     UNITED STATES SURGICAL
                                       CORPORATION


By:_______________________________     By:___________________________

Its:______________________________     Its:__________________________


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                               EXHIBIT A

                 (CANCELED USSC FINANCIAL OBLIGATIONS)

                                        QUANTITY          $
                                        --------          -
[************]     [************]        [*****]      [*******]
[************]     [************]        [*****]      [*******]
[************]     [************]        [*****]      [*******]
[************]     [************]        [*****]      [*******]
[************]     [************]        [*****]      [*******]
[************]     [************]        [*****]      [*******]

[***********************************************]

                                        QUANTITY          $
                                        --------          -
[************************]               [*****]      [*******]


[************************************]

                                          QUANTITY         $
                                          --------         -
[***************************]              [*****]     [*******]
[***************************]              [*****]     [*******]
[***************************]              [*****]     [*******]


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                                EXHIBIT B

                      (USSC FINANCIAL OBLIGATIONS)


[*************************]

                             INVOICE NO.                $
                             -----------                -
                                [****]            [**********]
                                [****]            [**********]
                                [****]            [**********]
                                [****]            [**********]
                                [****]            [**********]
                                [****]            [**********]
                                [****]            [**********]
                                [****]            [**********]
                                [****]            [**********]
                                [****]            [**********]
                                [****]            [**********]
                                [****]            [**********]
                                [****]            [**********]
                                                   ----------
                                                  [**********]



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